                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

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[ ]  Preliminary Proxy Statement
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     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

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Dear Fellow Shareholder,

We are  writing  to notify  you that the  Special  Meeting  of  Shareholders  of
Gartmore  Mutual  Funds  originally  scheduled  for  April  23,  2007,  has been adjourned.  While  most of the funds have  successfully  achieved  the  required number of votes, a few funds have needed  additional  solicitation  time. If you have not already done so, please vote your fund proxy as soon as possible.

The meeting has been  rescheduled  for Monday,  July 16,  2007,  at 3 p.m at our offices located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania.

We  appreciate  your  assistance  in voting to approve the new Fund advisory and sub-advisory agreements,  and we look forward to continuing as faithful stewards of your investment capital.  If you should have any questions,  please feel free to contact us at 800-848-0920.

/s/ John H. Grady
John H. Grady
President & CEO
Gartmore Funds